Multimedia Games

Investor Presentation

September 2012

MULTIMEDIA GAMES

Safe Harbor Statement

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases "believe", "will", "expect", "continue", "are confident that", "intend", "plan", "seek", "estimate", "project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company's performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions.

The Company's ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company's filings with the Securities and Exchange Commission, including without limitation, under "Risk Factors" in the Company's reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company's control. If any of these or other risks were to occur, the Company's business and financial condition, including the trading price of its common stock, could be materially harmed.

All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise.

This presentation includes non-GAAP financial measures to describe our operating performance, which we believe are useful in measuring and assessing the performance of our operations. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Reconciliations of these non-GAAP measures to comparable GAAP measures and other related information can be found in our recent SEC filings available in the Investor Relations section of our website at www.multimediagames.com.

Multimedia Games at a Glance

- Based in Austin, Texas, we are a developer and provider of gaming devices and gaming systems to all domestic markets
- We continue to diversify our revenues from our historical base markets
- 72% of our revenues are generated from recurring revenue game placements while 28% come from game sales
- A majority of our recurring revenue is contractually protected



Base market
Early stage market
Targeted future market

Valuation summary (in millions)	
Share price as of 09/24/12	$ 15.48
Outstanding shares	27.8
Equity value, excluding options	$ 430
Total debt, 06/30/12	35
Cash & equivalents, 06/30/12	68
Total enterprise value	$ 397
LTM EBITDA, 06/30/12	$ 70

Strategically Disciplined Organization

Develop high performing, proprietary gaming products

Focus on product excellence to drive profitability and cash flow generation

Prudently invest to improve yields in our base markets

Expand addressable market to include new gaming jurisdictions

Operating Strategy



Growing the Addressable Market: The Early Innings

- Core Oklahoma & Washington markets provide a solid earnings base
  - Substantial penetration
  - Recurring revenue base
- NY Lottery central system contract adds long term growing revenue stream
  - $14 million in TTM revenue
- Under-penetrated in all domestic markets
  - Reported ≈2% ship share in F2011
- Pending markets, will double our domestic market access
  - Recent new revenue markets include OH and ND
  - Pending new revenue markets include NV (2H13), PA (1H14) and MI*
  - Pending applications in IL, NM and NJ
- Reducing exposure to Mexico

MGAM Share < 10%

Original Base Markets ≈117,000 Units

Oklahoma
Washington
New York

MGAM Share < 1%

Early Stage Markets ≈280,000 Units

Florida
Louisiana
Mississippi
California
Connecticut
Kansas
Wisconsin
New Mexico
Indiana
Minnesota
Ohio
Arizona

MGAM Share ≈ 0%

Target Markets ≈490,000 Units

Nevada
New Jersey
Pennsylvania
Michigan
Oregon
West Virginia
Illinois
South Dakota
Missouri
Montana
Colorado
Maryland
Canada

* Timing of revenues is not known and subject to change

Two Distinct Revenue Streams

Gaming Operations

- TTM sales of $108 million
  - 72% of total revenues
  - May be highest in industry
- Gross profit margin of 92%*
- 10,149 unit domestic installed base in 19 states as of 6/30/12
  - Up 14% Y/Y
- TTM domestic daily yield per unit continues to improve
- Majority of recurring revenues on a revenue sharing arrangement

Game Sales

- TTM sales of $41 million
  - 28% of total revenues
- Gross profit margin of 55% is above industry average
- F2011 unit sales of 1,150
  - Up 24% Y/Y
- Estimated F2012 unit sales of 1,850
  - Up 61% Y/Y
  - Mid point of guidance
- Consistently strong ASP

* Excludes depreciation and amortization of gaming equipment, content license rights and other depreciable assets.

Evolving Revenue Composition

Revenue Distribution (Q3F12 YTD)


28%
30%
10%
2%
5%
25%
Gaming Operations
Chickasaw
Other gaming operations markets
Cheyenne & Arapahoe
Mexico
NY Lottery
Games, equip & system sales

Gaming Ops U.S. Installed Base


12,000
10,000
8,000
6,000
4,000
2,000
0
units
Continued Revenue Diversification

	Q4F10	Q1F11	Q2F11	Q3F11	Q4F11	Q1F12	Q2F12	Q3F12
Other US	3,143	3,467	3,648	3,721	4,164	4,462	4,688	4,955
Chickasaw	5,105	5,205	5,205	5,212	5,215	5,171	5,203	5,194

Gaming Operations: Increasing Diversification

- Continued customer and market diversification
  - Increased penetration in CA, CT, FL, LA and MS
  - Installed base grew 33% Y/Y outside of Oklahoma in Q3F12
  - Q3F12 YTD revenues grew 70% Y/Y (excluding NY Lottery & OK)
  - Ongoing licensing efforts to open new markets
- Introduction of premium High Rise Games
  - Entry into multi-billion dollar premium recurring revenue segment
  - 97 units deployed at 6/30/12 vs. 11 at 3/31/12
  - Accretive to installed base productivity
  - 30 games = $0.01 per share annualized
- NY Lottery system is increasingly productive, profitable market



Game Operations Revenue Trends
(in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$14.6
$15.3
$15.4
$15.5
$14.8
$17.0
$15.5
$2.0
$2.1
$2.5
$2.8
$3.2
$4.0
$4.1
$5.4
$6.0
$6.7
$7.2
$6.9
$8.0
$8.8
Q1F11 Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12
Non-OK Revenue
NY Lottery
Oklahoma

TournEvent®: Games Sales Growth Driver

- Award-winning tournament system
- Installed at 99 casinos as of 6/30/12
- Each system installation includes, on average, 14-15 machines
- Nearly 1,500 units sold or placed
- Average selling price $18,000-$19,500 per machine
- Allows for "in-revenue" play and "out of revenue" tournaments with the push of a button
- Brings unparalleled excitement to the slot floor
- Increases casino revenues





TournEvent Installations
120
100
80
60
40
20
0
9
18
26
31
47
60
83
99
Q1F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12

TournEvent in Action!



Recent Product Launches Driving Growth

- Side Action® series receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2010
  - Titles include Side Action Dice, Side Action Poker and Side Action Keno
- High Rise Games™
  - First product aimed at the multi-billion premium participation market
  - At 6/30/12, 97 units were installed in 8 markets (excludes OK placements) vs. 11 units in 4 markets at 3/31/12


SIDE ACTION
Series
CEM'S
Casino

- MoneyBall® receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2011


Casino
JOURNAL
Top 20 Most
Innovative Gaming
Technology
Products Awards
2011

Recent Success



Q3F12 Highlights

- Revenue growth of just over 21% Y/Y
  - Unit sales increased 116% Y/Y
  - Domestic installed base grew 14% Y/Y
    - Domestic installed units outside of OK grew 52% Y/Y
- EPS of $0.25 per share v. $0.10 in the prior year, highest since 6/30/04
- Free cash flow of about $7.3 million
- Cash of $68.3 million and net cash of approximately $33.6 million at 6/30/12
  - Represents net cash per share of $1.21
- 11 consecutive quarters of improved operating income
- Operating margins of 19% v. 8% in the prior year demonstrate operating leverage

Gaming Equipment Sales

- Games are offered for sale in all regulated U.S. markets where the Company is licensed (CIII, CII, VLT)
- Q3F12 YTD average selling price of over $18,000 per machine
- Entered 17 new markets and added over 120 new customers since the beginning of F2010
- Estimated Q3F12 YTD ship share of 2%-3% while addressing only 35%-40% of the U.S. market


Game Sale Revenue/Units Sold
In thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
930
1,150
692
1,423
F2010
F2011
Q3F11 YTD
Q3F12 YTD
Game sale revenue
$14,369
$20,447
$11,962
$26,342


Total States with Unit Sales
1
7
8
10
14
15
17
18
Q1F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12

Gaming Operations – New York Lottery

- Provide the Central Determinant System for the NY Lottery's 17,000 VLTs currently in operation
  - 20% Y/Y revenue growth in F2011
  - 73% Y/Y revenue growth in Q3F12 YTD
- Long-term agreement through 2017
- Resorts World New York (Queens, NY) opened Q1F12
- Highly profitable business unit
- Should grow again in F2013 but at a more measured pace



New York Lottery Revenue
In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,840
$9,369
$6,590
$11,448
73% Y/Y Growth
F2010
F2011
Q3F11 YTD
Q3F12 YTD

Growth Opportunities



Expanding Jurisdictions & Licenses

- Combination of new licenses and increased number of jurisdictions helping to grow total addressable market
- We currently serve approximately 35%-45% of the U.S. gaming market
  - Had ≈2% ship share in F2011
- Pending markets will double our domestic market access
- We have $0.0 revenues from some of the largest domestic gaming markets:
  - Nevada
  - New Jersey
  - Pennsylvania
  - Michigan



# of states
# of licenses
30
25
20
15
10
5
0
160
140
120
100
80
60
40
20
0
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12
Licenses
States

SOURCE: Company estimates (total addressable market opportunity)

* Timing of revenues is not known and subject to change

MGAM Market Share – Top 20 Gaming Markets

	Cumulative Sold Units	Current Participation Units as of 6/30/12	Total Deployed Units as of 6/30/12	Estimated Units in State(1)	MGAM Market Share
Nevada	-	-	-	183,319	0.0%
California	468	440	908	67,601	1.3%
Oklahoma	144	7,763	7,907	65,400	12.1%
Louisiana	149	50	199	41,418	0.5%
Mississippi	172	51	223	36,150	0.6%
Michigan	-	-	-	31,157	0.0%
Washington	2,514	314	2,143	27,358	7.8%
New Jersey	-	-	-	27,048	0.0%
Pennsylvania	-	-	-	26,510	0.0%
New York*	28	631	659	24,730	2.7%
Other 10 states	415	409	824	197,332	0.4%
TOTAL	**3,205**	**9,658**	**12,863**	**728,023**	**1.8%**

MULTIMEDIA GAMES

SOURCE – 1) American Gaming Association, "State of the States," 2012
*NOTE - NYL unit counts include VLT's at race tracks, which is a market the Company cannot serve

Capital Structure

Balance Sheet

- Cash of $68.3 million as of 6/30/12
- Net cash position of $33.6 million as of 6/30/12 or $1.21 per share
- Net debt improved by $120.6 million since Q2F09
- High conversion of revenue to cash – typically 10%-25% of each revenue dollar turns to free cash flow

Credit Facility

- $74 million credit facility (matures in August 2016)
- $34.7 million outstanding at June 30, 2012
- Current cash interest rate of less than 4.00%
- Flexibility for capital distribution

$15M Share Repurchase Authorization

- Announced in December 2010
- Have purchased 2.2 million shares through Q3F12 for $11.9 million with an average purchase price of $5.36 per share

Debt Reduction



$ in millions
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($40.0)
($60.0)

	Q2F09	Q2F10	Q2F11	Q1F12	Q2F12	Q3F12
Debt	$96.3	$59.6	$44.3	$36.1	$35.5	$34.7
Net Debt	$87.0	$38.4	$13.5	($17.7)	($22.2)	($33.6)

Cash Generated vs. Revenue



(in millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Q3F12
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

(1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities
(2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

MULTIMEDIA GAMES

Performance Metrics

	MGAM	ALL[1]	BYI	IGT	SHFL[2]	WMS	Average[3]
TTM Revenue Growth	**22.8%**	21.4%	16.0%	10.9%	13.9%	(11.9%)	**10.1%**
TTM EBITDA[6] Growth	**35.9%**	17.6%	16.3%	(0.2%)	25.9%	(11.4%)	**9.6%**
TTM EBITDA[6] Margin	**46.0%**	10.9%	32.1%	40.3%	34.1%	34.2%	**30.3%**
TTM EPS Growth	**55.8%**[4]	41.4%	34.6%	5.8%	34.0%	(16.1%)	**20.0%**
Net Cash per Share[5]	**$1.21**	($0.42)	($10.98)	($5.45)	$0.21	$0.04	**n/a**

Source: Company reports

Notes
1) Aristocrat (ALL) TTM is through June 2012; company does not report quarterly results
2) Shuffle Master (SHFL) TTM is based on a January fiscal year end; TTM through July 2012
3) Average excludes MGAM
4) TTM EPS reflects an effective tax rate of 1.1%; the Company expects its F2013 effective tax rate to range from 36%-40%
5) Net cash per share as of 6/30/12
6) EBITDA is defined as net income before net interest, income taxes, depreciation, and amortization and accretion of contract rights

And We're Just Getting Started…

- Remain underrepresented on casino floors
  - < 2% U.S. market share
  - ≈ 3% current ship share
- Focus on licensing is opening up additional U.S. markets
- Expect first sales in Nevada in 2HF13
- Now placing premium games - High Rise Series™
  - Multiple titles released with additional titles in the pipeline
  - Every 30 deployed High Rise games equates to $0.01 in EPS on an annualized basis
  - 97 units, outside of OK, in revenue at 6/30/12, up from 11 at 3/31/12



$1,500.00

MGAM Investment Considerations

Growth Opportunities

- Expect to grow EPS by about 350% in F2012 to $0.86 - $0.90
- $0 in revenues from 4 significant U.S. commercial gaming markets– NV, PA, IL and NJ and underpenetrated in existing markets
- Growing product momentum and High Rise Games gaining traction as Company enters multi-billion dollar premium participation segment
- F2013
  - Total revenue expected $163-$170 million 7% - 11% growth YoY from midpoint of F2012
  - Effective cash tax rate 36% to 40% due to expiration of NOLs, v tax benefit in F2012
  - Expected diluted EPS $0.60-$0.65, 11%-20% pro forma EPS growth vs. midpoint FY 2012 - assuming 38% tax rate in F2012 and F2013

Stability and Predictability

- Recurring revenues represent 70% of total revenues in Q3F12
- Net cash position consistently increasing; strong balance sheet
  - Low leverage, with total debt < 1X TTM EBITDA
- Consistent track record of cash generation over last three years, with $1.21 in net cash per share
- Significant operating leverage
- Significant portion of long-term contracts recently renewed